STANDARD FORM OF OFFICE LEASE
                        The Real Estate Board of New York






AGREEMENT OF LEASE, made as of this 13th day of February 1987, between

         TOBIAS ASSOCIATES, 450 Seventh Avenue, New York, N.Y. 10123 party of the first part, hereinafter referred to as OWNER, and
         AUDITS AND SURVEYS, INC., 1 Park Avenue, New York, N.Y.

                    party of the second part, hereinafter referred to as TENANT,
WITNESSETH:     Owner hereby leases to Tenant and Tenant hereby hires from Owner entire 2nd, 3rd, 4th, 5th and 6th floors

in the building known as 650 Sixth Avenue in the Borough of Manhattan, City of New York, for the term of Sixteen (16) Years

                           (Or until such term shall  sooner cease and expire as
hereinafter provided to commence on the 1st day of March nineteen hundred and eighty-seven and to end on the 28th day of February Two Thousand and three both dates inclusive, at an annual rental rate of

                           SEE ATTACHED RIDER
                  By check subject to collection
which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever.
         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT           1.   Tenant  shall  pay the  rent  as  above  and as  hereinafter provided.

OCCUPANCY      2.   Tenant shall use and occupy demised premises for general and executive offices of the Tenant, including data processing and printing (not trade printing) and for no other purpose.

TENANT         3.   Tenant  shall make no changes in or to the demised  premises
ALTERATIONS:        of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this  article,  Tenant  at  Tenant's  expense,  may  make alterations,  installations, additions or improvements which are  non-structural and which do not affect utility services or plumbing and electrical  lines,  in or to the interior of the  demised  premises.  Tenant  shall,  before  making  any alterations,  additions,  installations or improvements,  at its expense, obtain all permits,  approvals and certificates required by any  governmental or  quasi-governmental  bodies and (upon completion) certificates of final approval thereof and shall deliver  promptly  duplicates of all such permits, approvals  and  certificates  to Owner and Tenant  agrees to
                    carry   and   will   cause    Tenant's    contractors    and
                    sub-contractors   to  carry  such  workman's   compensation,
                    general liability, personal and property damage insurance as
                    Owner may require.  If any mechanic's  lien is filed against the  demised  premises,  or the  building  of which the same forms a part,  for work  claimed  to have been done for,  or materials furnished to, Tenant, whether or not done pursuant to this  article,  the same  shall be  discharged  by Tenant within  thirty  days  thereafter,  at Tenant's  expense,  by filing  the  bond  required  by law.  All  fixtures  and all
                    paneling,  partitions,   railings  and  like  installations,
                    installed in the  premises at any time,  either by Tenant or by Owner  in  Tenant's  behalf,  shall,  upon  installation, become the  property  of Owner and shall  remain upon and be surrendered  with the  demised  premises  unless  Owner,  by notice to Tenant no later  than sixty (60) days prior to the date  fixed as the  termination  of this  lease,  elects  to relinquish Owner's right thereto and to have then removed by
                    Tenant,  in which  event the same shall be removed  from the premises by Tenant prior to the expiration of the lease,  at
                    Tenant's expense. Nothing in this Article shall be construed to give  Owner  title to or to prevent  Tenant's  removal of trade fixtures, moveable office furniture and equipment, but upon  removal of any such from the  premises or upon removal of other  installations as may be required by owner,  Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised  premises  or the  building due to such removal.  All property  permitted or required to be removed,  by Tenant at the end of the term  remaining  in
                    the  premises  after   Tenant's   removal  shall  be  deemed
                    abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE    4.   Tenant shall,  throughout the term of this lease,  take good
AND                 care  of  the  demised   premises   and  the   fixtures  and
REPAIRS:            appurtenance  therein.  Tenant shall be responsible  for all damage or injury to the  demised  premises or any other part of the  building  and the  systems  and  equipment  thereof, whether requiring structural or nonstructural repairs caused by or  resulting  from  carelessness,  omission,  neglect or improper  conduct of Tenant,  Tenant's  subtenants,  agents, employees,  invitees or licensees, or which arise out of any work,  labor,  services or equipment done for or supplied to
                    Tenant or may subtenant or arising out of the  installation, use or  operation  of the property or equipment of Tenant or any  subtenant.  Tenant  shall also repair all damage to the building  and the demised  premises  caused by the moving of
                    Tenant's  fixtures,  furniture and  equipment.  Tenant shall promptly  make, at Tenant's  expense,  all repairs in and to the demised  premises for which Tenant is  responsible.  Any other  repairs in or to the building or the  facilities  and systems  thereof for which  Tenant is  responsible  shall be performed by Owner at the Tenant's  expense after reasonable notice.  Owner  shall  maintain  in good  working  order and repair  the  exterior  and the  structural  portions  of the building,  including the structural  portions of its demised premises,  and the public portions of the building  interior
                    and  the   building   plumbing,   electrical,   heating  and
                    ventilating systems serving the
                    demised premises. Tenant agrees to give prompt notice of any defective  condition  in the  premises  which Tenant knew or
                    should   have  known  about  and  for  which  Owner  may  be
                    responsible hereunder. There shall be no allowance to Tenant for  diminution of rental value and no liability on the part of Owner by reason of inconvenience,  annoyance or injury to business  arising  from  Owner  or  others  making  repairs, alterations,  additions or improvements in or to any portion of the  building  or the  demised  premises or in and to the
                    fixtures,   appurtenances  or  equipment   thereof.   It  is
                    specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this
                    Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.


WINDOW         5.   Tenant will not clean nor require,  permit,  suffer or allow
CLEANING:           any window in the demised  premises  to be cleaned  from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS   6.   Prior to the  commencement  of the lease term,  if Tenant is
OF LAW,             then in possession, and at all times thereafter,  Tenant, of
FIRE INSURANCE,     Law,  at  Tenant's  sole cost and  expense,  shall  promptly
FLOOR LOADS:        comply  with  all  present  and  future  laws,   orders  and
                    regulations Fire Insurance, of all state, federal, municipal and local governments,  departments,  commissions and boards and  any  direction  of  Floor  Loads:  any  public  officer pursuant to law, and all orders,  rules and  regulations  of the New York Board of Fire  Underwriters,  Insurance Service
                    Office,   or  any  similar   body  which  shall  impose  any
                    violation,  order, or duty upon Owner or Tenant with respect to the  demised  premises,  whether  or not  arising  out of
                    Tenant's use or manner of use thereof,  (including  Tenant's permitted  use) or, with  respect to the building if arising out of Tenant's  use or manner of use of the premises or the building  (including  the use  permitted  under the  lease).
                    Nothing  herein  shall  require  Tenant  to make  structural repairs or  alterations  unless Tenant has, by its manner of use of the demised premises or method or operation  therein,
                    violated   any  such  laws,   ordinances,   orders,   rules,
                    regulations or requirements  with respect thereto,  and such violation related to alteration made by Tenant.  Tenant may, in its  [text  in  original  illegible]  to  all  violations
                    arising   out  of  Tenant's   willful,   [text  in  original
                    illegible],  after  securing  Owner to Owner's  satisfaction against  all  damages,  interest,  penalties  and  expenses, including,  but not limited to, reasonable  attorney's fees, by cash  deposit  or by surety  bond in an  amount  and in a company  satisfactory to Owner,  contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided  same is done with all  reasonable  promptness  and provided such appeal shall not subject Owner to  prosecution for a criminal  offense or  constitute  a default  under any lease or mortgage  under which  Owner may be  obligated,  or cause  the  demised  premises  or  any  part  thereof  to be condemned or vacated.  Tenant shall not do or permit any act or thing to be done in or to the demised  premises  which is contrary to law, or which will  invalidate or be in conflict with public  liability,  fire or other policies of insurance at any time  carried  by or for the  benefit  of Owner  with respect to the demised premises or the building of which the demised  premises  form a part,  or  which  shall  or  might subject  Owner to any  liability  or  responsibility  to any person  or  for  property  damage.  Tenant  shall  not  keep anything in the demised  premises except as now or hereafter
                    permitted   by  the   Fire   Department,   Board   of   Fire
                    Underwriters,  Fire Insurance  Rating  Organization or other authority having jurisdiction,  and then only in such manner and such  quantity so as not to  increase  the rate for fire insurance  applicable to the building,  nor use the premises in a manner which will increase the  insurance  rate for the building or any property located therein over that in effect prior to the  commencement  of  Tenant's  occupancy.  Tenant shall pay all costs, expenses, fines, penalties, or damages, which  may be  imposed  upon  Owner by  reason  of  Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall,  at the  beginning of this lease or at any time  thereafter,  be higher  than  it  otherwise  would  be,  then  Tenant  shall reimburse  Owner,  as additional  rent  hereunder,  for that portion of all fire insurance  premiums  thereafter  paid by
                    Owner which shall have been charged  because of such failure by Tenant.  In any action or  proceeding  wherein  Owner and
                    Tenant are parties,  a schedule or "make-up" of rate for the building  or  demised  premises  issued by the New York Fire
                    Insurance  Exchange,  or other body  making  fire  insurance rates  applicable  to  said  premises  shall  be  conclusive evidence  of the facts  therein  stated  and of the  several
                    items  and  charges  in  the  fire   insurance   rates  then
                    applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION: 7.   This  lease is  subject  and  subordinate  to all  ground or underlying  leases  and to all  mortgages  which  may now ->
                    or-hereafter  affect  such  leases or the real  property  of which  demised  premises  are a part  and  to all  renewals, modifications,  consolidations,  replacements and extensions of any such  underlying  leases and  mortgages.  This clause
                    shall  be  self-operative   and  no  further  instrument  of
                    subordination  shall be required by any ground or underlying lessor or by any mortgagee, affecting any leases or the real property  of  which  the  demised  premises  are a part.  In confirmation  of such  subordination,  Tenant shall  execute promptly any certificate that Owner may request.
- ---------------
Rider to be added if necessary.


PROPERTY-      8.   Owner or its  agents  shall not be liable  for any damage to
LOSS, DAMAGE,       property of Tenant or of others  entrusted  to  employees of
REIMBURSEMENT,      the  building,  nor for loss of or damage to any property of
INDEMNITY:          tenant by theft or  otherwise,  nor for any injury or damage
                    to  persons  or  property   resulting   from  any  cause  of
                    whatsoever nature, unless caused by or due to the negligence of Owner,  its agents,  servants or employees.  Owner or its agents  will not be  liable  for any such  damage  caused by other  tenants or persons in, upon or about said building or caused by operations in construction of any private,  public or quasi  public  work.  If at any time any  windows  of the demised premises are temporarily closed, darkened or bricked up (or  permanently  closed,  darkened  or  bricked  up,  if required by law) for any reason  whatsoever  including,  but not limited to Owner's  own acts,  Owner shall not be liable for any damage  Tenant may sustain  thereby and Tenant shall not be entitled to any  compensation  therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities,  obligations, damages, penalties, claims, costs and  expenses  for which  Owner shall not be  reimbursed  by
                    insurance,   including   reasonable  attorneys  fees,  paid,
                    suffered  or  incurred  as a result of any breach by Tenant,
                    Tenant's  agents,  contractors,   employees,   invitees,  or
                    licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of the sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, 9. (a) If the demised premises or any part thereof shall be FIRE AND OTHER damaged by fire or other casualty, Tenant shall give
CASUALTY:           immediate  notice  thereof  to Owner  and this  lease  shall continue in full force and effect except as hereinafter  set
                    (b)  If  the  demised  premises  are  partially  damaged  or rendered partially  unusable by fire or other casualty,  the damages  thereto  shall be repaired by and at the expense of
                    Owner and the rent, until such repair shall be substantially completed,  shall be apportioned  from the day following the casualty  according  to the  part of the  premises  which is usable.  (c) If the demised  premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent  shall  be  proportionately  paid up to the time of the casualty and thenceforth shall cease until the date when the premises  shall have been  repaired  and  restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter  provided.  (d)  If  the  demised  premises  are rendered  wholly  unusable  or  (whether  or not the demised premises  are  damaged in whole or in part) if the  building shall be so damaged  that Owner shall  decide to demolish it or to rebuild it,  then,  in any of such  events,  Owner may elect to terminate  this lease by written  notice to Tenant, given within 60 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 30 days  after the giving of such  notice,  and upon  the date  specified  in such  notice  the term of this lease shall expire as fully and  completely  as if such date were the date set forth  above for the  termination  of this lease and Tenant shall forthwith quit,  surrender and vacate the premises without prejudice however, to Landlord's rights and remedies  against  Tenant under the lease  provisions in effect prior to such  termination,  and any rent owing shall be paid up to such  date and any  payments  of rent  made by
                    Tenant  which were on account  of any period  subsequent  to such date shall be  returned to Tenant.  Unless  Owner shall serve a  termination  notice as provided  for herein,  Owner shall make the repairs and restorations under the conditions of (b) and  (c)  hereof,  with  all  reasonable  expedition, subject to delays due to  adjustment  of  insurance  claims, labor troubles and causes beyond Owner's control.  After any
                    such   casualty,   Tenant  shall   cooperate   with  Owner's
                    restoration  by  removing  from the  premises as promptly as reasonably possible,  all of Tenant's salvageable  inventory
                    and  movable  equipment,   furniture,  and  other  property.
                    Tenant's liability for rent shall resume five (5) days after
                    written   notice   from   Owner   that  the   premises   are
                    substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damages thereto or replace the same.
                    (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT        10.  If the whole or any part of the  demised  premises  shall be
DOMAIN:             acquired or  condemned  by Eminent  Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

ASSIGNMENT,    11.  Tenant,  for  itself,  its heirs,  distributees,  executors,
MORTGAGE,           administrators,   legal   representatives,   successors  and
ETC.:               assigns,  expressly  covenants  that it  shall  not  assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease is assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC       12.  Rates and  conditions  in  respect  to  submetering  or rent
CURRENT:            inclusion, as the case may be, to be added in RIDER attached hereto.  Tenant  covenants  and agrees that at all times its use of  electric  current  shall not exceed the  capacity of existing  feeders  to the  building  or the risers or wiring installation and Tenant may not use any electrical equipment
                    which,  in  Owner's  opinion,   reasonably  exercised,  will
                    overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO      13.  Owner or Owner's  agents shall have the right (but shall not
PREMISES            be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable  times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably  desirable to the demised  premises or to any other portion of the building or which Owner may elect to perform.  Tenant shall permit Owner to use and  maintain  and replace  pipes and conduits in and through  the  demised  premises  and  erect  new  pipes  and conduits  therein  provided  they are  concealed  within the walls,  floor or ceiling.  Owner may, during the progress of any  work  in  the  demised  premises,  take  all  necessary materials and equipment into said premises  without the same constituting an eviction nor shall the Tenant be entitled to any  abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise.  Throughout  the term hereof Owner shall have the right to enter the demised  premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the  building,  and during the last six months of the term for the purpose of showing the same to
                    prospective  tenants.  If Tenant is not  present to open and permit an entry into the premises,  Owner or Owner's  agents may enter the same  whenever  such entry may be necessary or
                    permissible   by  master  key  or  forcibly   and   provided
                    reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term
                    Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT,         14.  No Vaults,  vault space or area,  whether or not enclosed or
VAULT SPACE         covered,  not within the  property  line of the  building is
AREA:               leased hereunder,  anything contained in or indicated on any sketch,  blue print or plan, or anything contained elsewhere in this lease to the contrary  notwithstanding.  Owner makes no representation as to the location of the property line of the building.  All vaults and vault space and all such areas not within the property line of the  building,  which Tenant may be permitted to use and/or occupy,  is to be used and/or occupied under a revocable license,  and if any such license be  revoked,  or if the  amount  of  such  space  or area be diminished  or required by any  federal,  state or municipal authority or public  utility,  Owner shall not be subject to
                    any   liability   nor  shall   Tenant  be  entitled  to  any
                    compensation  or diminution or abatement of rent,  nor shall
                    such   revocation,   diminution  or  requisition  be  deemed
                    constructive or actual eviction.

OCCUPANCY:     15.  Tenant  will  not at any  time  use or  occupy  the  demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part.
                    Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the demised premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY     16.  (a)  Anything  elsewhere  in  this  lease  to  the  contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening or any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or
                    (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises.
                    If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                    (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.*

DEFAULT:       17.  (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected underss.235 of Title 11 of the U.S. Code (bankruptcy code) upon Owner serving a written ten (10) days notice upon Tenant specifying the nature of said default and upon the expiration of said 10 days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied with said 10 day period, and if Tenant shall not have diligently commenced during such default within such 10 day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five 5 days' notice of cancellation of this lease upon Tenant, and upon the expiration of said 5 days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five 5 day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                    * Tenant shall have sixty (60) days within which to remove or vacate an involuntary petition filed against it.

                    (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item or additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF    18.  In case of any such  default,  re-entry,  expiration  and/or
OWNER AND           dispossess by summary proceedings or otherwise, (a) the rent
WAIVER OF           shall  become  due  thereupon  and be paid up to the time of
REDEMPTION:         such re-entry,  dispossess and/or expiration,  (b) Owner may re-let the premises or any part or parts thereof,  either in the name of Owner or otherwise,  for a term or terms,  which may at  Owner's  option be less than or  exceed  the  period which would  otherwise have  constituted  the balance of the term of this  lease  and may grant  concessions  or charge a higher rental than that in this lease,  and/or (c) Tenant or the legal  representatives of Tenant shall also pay Owner as liquidated  damages for the failure of Tenant to observe and
                    perform  said  Tenant's  covenants  herein  contained,   any
                    deficiency between the
                    rent hereby  reserved  and/or  covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the  demised  premises  for each month of the  period  which  would  otherwise  have  constituted  the balance of the term of this  lease.  The failure of Owner to re-let the premises or any part or parts  thereof  shall not
                    release  or  affect  Tenant's  liability  for  damages.   In
                    computing  such  liquidated  damages there shall be added to the said  deficiency  such  expenses  as Owner  may incur in
                    connection   with   re-letting,   such  as  legal  expenses,
                    attorneys' fees, brokerage,  advertising and for keeping the demised premises in good order or for preparing the same for re-letting.  Any such  liquidated  damages  shall be paid in monthly  installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency  for any month shall not prejudice in any way the rights  of Owner to  collect  the  deficiency  for any month shall  not  prejudice  in any way the  rights  of  Owner  to collect the deficiency of any subsequent  month by a similar proceeding.  Owner, in putting the demised  premises in good order or preparing  the same for  re-rental  may, at Owner's option, make such alterations, repairs, replacements, and/or decorations  in the demised  premises  as Owner,  in Owner's sole  judgment,  considers  advisable  and necessary for the purpose of re-letting the demised  premises,  and the making
                    of   such   alterations,   repairs,   replacements,   and/or
                    decorations  shall not  operate or be  construed  to release
                    Tenant from liability hereunder as aforesaid. Owner shall in no event be  liable in any way  whatsoever  for  failure  to re-let  the  demised  premises,  or in the  event  that  the demised premises are re-let, for failure to collect the rent thereof under such re-letting,  and in no event shall Tenant be entitled to receive any excess, if any, of such net rents
                    collected   over  the  sums   payable  by  Tenant  to  Owner
                    hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation of Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND       19.  If Tenant shall default in the  observance or performance of
EXPENSES:           any term or  covenant  on  Tenant's  part to be  observed or performed  under  or by  virtue  of  any  of  the  terms  or provisions  in  any  article  of  this  lease,  then,  after
                    reasonable  notice  and  unless  in  an  emergency,   unless
                    otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING       20.  Owner  shall  have the  right at any time  without  the same
ALTERATIONS         constituting an eviction and without incurring  liability to
AND                 Tenant therefor to change the arrangement and/or location of
MANAGEMENT:         public  entrances,   passageways,   doors,   doorways,   and
                    corridors,  elevators, stairs, toilets or other public parts
                    of  the  building   and  to  change  the  name,   number  or
                    designation by which the building may be known.  There shall be no allowance to Tenant for diminution of rental value and
                    no   liability   on  the  part  of  Owner   by   reason   of
                    inconvenience,  annoyance or injury to business arising from
                    Owner or other Tenants making any repairs in the building or
                    any   such   alterations,    additions   and   improvements.
                    Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRE-      21.  Neither   Owner   nor   Owner's   agents   have   made   any
SENTATION BY        representations  or promises  with  respect to the  physical
OWNER:              condition  of  the  building,  the  land  upon  which  after reasonable  notice and unless in an  emergency it is erected or the  demised  premises,  the rents,  leases,  expenses of operation or any other matter or thing  affecting or related to the premises except as herein  expressly set forth and no rights,  easements  or  licenses  are  acquired by Tenant by implication  or otherwise  except as expressly  set forth in the  provisions  of this  lease.  Tenant has  inspected  the
                    building  and  the  demised   premises  and  is   thoroughly
                    acquainted  with their condition and agrees to take the same
                    "as is" and  acknowledges  that the taking of  possession of the demised premises by Tenant shall be conclusive  evidence that the said  premises  and the  building of which the same form a part were in good and  satisfactory  condition at the time  such  possession  was so  taken,  except  as to latent defects.  All understandings and agreements  heretofore made between  the  parties  hereto are  merged in this  contract, which alone fully and  completely  expresses  the  agreement
                    between  Owner  and  Tenant  and  any  executory   agreement
                    hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF         22.  Upon the expiration or other termination of the term of this
TERM:               lease,  Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET          23.  Owner  covenants  and agrees  with  Tenant  that upon Tenant
ENJOYMENT:          paying  the  rent and  additional  rent  and  observing  and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE        24.  If  Owner  is  unable  to  give  possession  of the  demised
TO GIVE             premises on the date of the commencement of the term hereof,
POSSESSION:         because of the  holding-over  or retention of  possession of any  tenant,  undertenant  or  occupants  or if the  demised premises  are  located  in  a  building  being  constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any  other  reason,  Owner  shall  not  be  subject  to  any liability for failure to give possession on
                    said  date  and  the  validity  of the  lease  shall  not be impaired  under  such  circumstances,  nor shall the same be construed in any wise to extend the term of this lease,  but the rent payable  hereunder shall be abated (provided Tenant
                    is  not   responsible   for  Owner's   inability  to  obtain
                    possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "as express provisions to the contrary" within the meaning of Section 233-a of the New York Real Property
                    Law.

NO WAIVER:     25.  The failure of Owner to seek redress for violation of, or to insist  upon  the  strict  performance  of any  covenant  or
                    condition   of  this  lease  or  of  any  of  the  Rules  or
                    Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed as acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF 26. It is mutually agreed by and between Owner and Tenant that TRIAL BY JURY: the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other
                    (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

INABILITY TO   27.  This  Lease  and  the  obligation  of  Tenant  to  pay  rent
PERFORM:            hereunder and perform all of the other  covenants and agree-
                    ments  hereunder on part of Tenant to be performed  shall in no wise be affected,  impaired or excused  because  Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying  any service  expressly or  impliedly  to be  supplied  or is unable to make,  or is delayed  in making any  repair,  additions,  alterations  or decorations  or  is  unable  to  supply  or  is  delayed  in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor  troubles or any  cause  whatsoever  including,  but not  limited  to,
                    government   preemption  in   connection   with  a  National
                    Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND      28.  Except  as  otherwise  in  this  lease  provided,   a  bill,
NOTICES:            statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises provided in the Rider. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES       29.  As  long  as  Tenant  is not  in  default  under  any of the
PROVIDED BY         covenants of this lease, Owners shall provide: (a) necessary
OWNERS:             elevator  facilities  on business days from 8 a.m. to 6 p.m.
                    and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times;  (b) heat to the demised premises  when and as required by law, on business days from
                    8 a.m. to 6 p.m. and on Saturday from 8 a.m. to 1 p.m.;  (c)
                    water for ordinary lavatory purposes,  but if Tenant uses or
                    consumes   water  for  any  other  purposes  or  in  unusual
                    quantities including  air-conditioning,  washing facilities, which  Tenant plans to install and is permitted by Landlord,
                    (of which fact  Owner  shall be the sole  judge),  Owner may install a water meter at Tenant's expense which Tenant shall thereafter  maintain  at  Tenant's  expense in good  working order and  repair to  register  such water  consumption  and
                    Tenant  shall pay for water  consumed as shown on said meter as  additional  rent as and when  bills are  rendered.  Said premises are to be kept clean by Tenant, it shall be done at
                    Tenant's sole expense, in a manner satisfactory to Owner and no one  other  than  persons  approved  by  Owner  shall  be permitted  to enter said  premises or the  building of which they are a part for such purpose  which  consent will not be unreasonably  withheld.  Owner shall pay the cost of removal of Tenant's refuse and rubbish from the building; (e) if the demised  premises is  serviced by Owner's air  conditioning/
                    cooling and  ventilating  system,  air  conditioning/cooling will be furnished to tenant from May 15th through  September
                    30th on business days  (Mondays  through  Fridays,  holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation  will be furnished  on business  days during the  aforesaid  hours except when air  conditioning/cooling  is being furnished as aforesaid.  If Tenant requires air  conditioning/cooling  or ventilation for more extended hours or on Saturdays, Sundays or on  holidays,  as defined  under  Owner's  contract  with
                    Operating  Engineers  Local  94-94A,  Owner will furnish the same at  Tenant's  expense.  RIDER to be added in respect to rates and conditions for such additional service;  (f) Owner
                    reserves  the  right  to  stop   services  of  the  heating,
                    elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof.
                    If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

CAPTIONS:      30.  The Captions are  inserted  only as a matter of  convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:   31.  The  term  "office",  or  "offices",  wherever  used in this lease,  shall not be  construed to mean  premises  used as a store or stores,  for the sale or display,  at any time,  of
                    goods,   wares  or  merchandise,   of  any  kind,  or  as  a
                    restaurant,  shop, booth,  bootblack or other stand,  barber shop,  or for other similar  purposes or for  manufacturing.
                    The term "Owner" means a landlord or lessor,  and as used in this  lease  means  only  the  owner,  or the  mortgagee  in possession,  for the time being of the land and building (or the  owner  of a lease  of the  building  or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and  building or of  said  lease,  or in the  event  of a  lease  of  said building, or of the land and building,  the said Owner shall be  and  hereby  is  entirely  freed  and  relieved  of  all covenants and obligations of Owner  hereunder,  and it shall be deemed and construed  without further  agreement  between
                    the  parties  or  deemed  and  construed   without   further
                    agreement   between  the  parties  or  their  successors  in
                    interest,  or between the parties and the purchaser,  at any such sale,  or the said  lessee of the  building,  or of the land and  building,  that the purchaser or the lessee of the building  has  assumed  and  agreed to carry out any and all covenants and  obligations  of Owner,  hereunder.  The words
                    "re-  enter"  and  "re-entry"  as used in this lease are not restricted  to  their  technical  legal  meaning.  The  term
                    "business   days"  as  used  in  this  lease  shall  exclude
                    Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT       32.  If an  excavation  shall be made upon land  adjacent  to the
EXCAVATION          demised premises,  or shall be authorized to be made, Tenant
SHORING:            shall afford to the person  causing or  authorized  to cause such excavation,  license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary  to  preserve  the wall or the  building  of which demised  premises  form a part from  injury or damage and to support the same by proper foundation  without any claim for
                    damages  or  indemnity   against  Owner,  or  diminution  or
                    abatement of rent.

RULES AND      33.  Tenant and Tenant's servants,  employees,  agents, visitors,
REGULATIONS:        and licensees shall observe faithfully,  and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as provided in Paragraph "29". In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, it servants, employees, agents, visitors or licensees.

SECURITY:      34.  Tenant has  deposited  with Owner the sum of $[See  Rider P.
                    52] as security for the faithful  performance and observance by Tenant of the terms,  provisions  and  conditions of this lease;  it is agreed  that in the event  Tenant  defaults in respect  of any terms,  provisions  and  conditions  of this lease,  including,  but not  limited to, the payment of rent and  additional  rent,  Owner may use,  apply or retain  the whole or any part of the security so deposited to the extent required for the payment of any rent and additional  rent or any other sum as to which  Tenant is in  default  or for any sum which  Owner may expend or may be  required to expend by reason of  Tenant's  default in respect of any of the terms, covenants and  conditions  of this lease,  including but not limited to, any damages or deficiency  in the  re-letting of the  premises,  whether such damages or  deficiency  accrued before or after  summary  proceedings  or other  re-entry by
                    Owner.  In the event that Tenant shall fully and  faithfully comply  with all of the  terms,  provisions,  covenants  and condition of this lease,  the security  shall be returned to
                    Tenant  after  the date  fixed as the end of the  Lease  and after delivery of entire  possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building,  of which the demised premises form a part,  Owner shall have the right to transfer the security to the  vendee  or  lessee  and  Owner  shall  thereupon  be released by Tenant from all liability for the return of such security;  and Tenant agrees to look to the new Owner solely for the return of said  security,  and it is agreed that the
                    provisions   hereof   shall  apply  to  every   transfer  or
                    assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

- ---------------------
space to be filled in or deleted.

ESTOPPEL       35.  Tenant, at any time, and from time to time, upon at least 10
CERTIFICATE:        days' prior notice by Owner, shall execute,  acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS     36.  The covenants,  conditions and agreements  contained in this
AND ASSIGNS:        lease  shall  bind and  inure to the  benefit  of Owner  and
                    Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

8
IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                     Audits And Surveys, Inc.


__________________________             _______________________________Corp. Seal


                                       By:/s/_____________________________[L.S.]



Witness for Tenant:                    TOBIAS ASSOCIATES, INC.
                                       -------------------------------Corp. Seal


__________________________             By:/s/_____________________________[L.S.]



                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,                  ss.:

         On this     day of                  , 19    , before me personally came
                                              to me known, who being by me
duly sworn, did depose and say that he resides in
                                            ; that he is the
of                 the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                             ...................................


INDIVIDUAL OWNER
STATE OF NEW YORK,                  ss.:

         On this     day of                  , 19    , before me personally came
to me known and known to me to be the individual                               ;
described in  and who, as OWNER, executed  the foregoing instrument and  acknow-
ledged to me that                            he executed the same.


                                             ...................................


CORPORATE TENANT
STATE OF NEW YORK,                  ss.:

         On this     day of                  , 19    , before me personally came
                                                    to me known, who being by me
duly sworn, did depose and say that he resides in
                                                   ; that he is the
   of              the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                    ............................................


INDIVIDUAL TENANT
STATE OF NEW YORK,                  ss.:

         On this     day of                  , 19    , before me personally came
                                                  to me known and known to me to
be the individual                                             ; described in and
who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.


                                    ............................................

                                    GUARANTY

         FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or [text in original illegible] of, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall be so wise be terminated, affected or impaired by reason of the [text in original illegible] by Owner against Tenant of any of the right or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

         Dated New York City.........................................19 ___

the foregoing Guaranty and acknowledge to me that he executed the same.

WITNESS:                            ............................................
                                          Notary


 ...........................         ............................................



STATE OF NEW YORK,         ) ss.:
County of                  )

         On this     day of                 , 19     , before me personally came
                                                   , to me known and known to me
to be the individual described in, and who executed.......................

Residence.......................................................................

Business Address................................................................

Firm Name.......................................................................


                             IMPORTANT - PLEASE READ


RULES AND  REGULATIONS  ATTACHED TO AND
MADE A PART OF THIS LEASE
IN  ACCORDANCE WITH ARTICLE 33.

         1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

         2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

         3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, orders, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

         4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

         5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the outside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expenses incurred by such removal to Tenant or Tenants violating this rule.
Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

         6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used as interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of comment or other similar adhesive material being expressly prohibited.

         7. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

         8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

         9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

         10. Owner reserves the right to exclude from the building between the hours of 6:00 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

         11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

         12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

         13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

         14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.



Address              650 Sixth Avenue
                     New York, N.Y.

Premises
- --------------------------------------------------------------------------------


                               TOBIAS ASSOCIATES,
                                       TO
                            AUDITS AND SURVEYS, INC.,

- --------------------------------------------------------------------------------


                                STANDARD FORM OF
[text in                              Office                        [text in
original                              Lease                         original
illegible]                                                          illegible]
                     The Real Estate Board of New York, Inc.
                     (C)Copyright 1983. All rights Reserved.
                  Reproduction in whole or in part prohibited.

- --------------------------------------------------------------------------------


Dated February 1987


Rent per Year


Rent per Month


Term     Sixteen (16)
From     March 1, 1987
To       February 28, 2003

Drawn by..................Checked by.................
Entered by................Approved by................

- --------------------------------------------------------------------------------

                     RIDER TO LEASE DATED: FEBRUARY 13, 1987

                                    -between-

                         TOBIAS ASSOCIATES, as Landlord

                                      -and-

                       AUDITS AND SURVEYS, INC, an Tenant


PREMISES:  ENTIRE 2ND, 3RD, 4TH, 5TH AND 6TH FLOORS IN
                #650 AVENUE OF AMERICAS

37.      PROVISIONS OF RIDER TO PREVAIL:
         In the event of any conflict between the printed portion of this Lease and the Rider, the provisions of this Rider shall prevail.

38.      TERM:
         This Lease shall be for a term of sixteen (16) years commencing on March 1, 1987 and terminating on February 28, 2003.

39.      FIXED ANNUAL RENT:
         The fixed annual rent during the term of the Lease shall be as follows:







40.      POSSESSION:
         (a) Landlord shall deliver possession of and Tenant may take possession of the 4th, 5th and 6th floors upon the execution of this lease, but said possession
         (b) With respect to the 2nd and 3rd floors, Tenant acknowledges that same are currently occupied by other tenants who will not have vacated said premises by March 1, 1987. Landlord shall take all steps reasonable, necessary and in conformity with its Leases with said tenants to have them vacate said premises as soon as is reasonable, practicable and lawful. Tenant need not take possession of either floor unless both are available for possession at the same time. Tenant shall take possession of the 2nd and 3rd floors on January 1, 1988 provided Landlord has completed Landlord's Work therein and after due notice, as provided herein, but Tenant may take possession sooner if same are available. If Landlord cannot give possession of said floors by said date, this Lease shall not terminate in any respect nor give rise to any rights to Tenant except with respect to rent abatement, as provided in paragraph "41", below. Landlord shall give Tenant at least forty-five (45) days prior written notice of the proposed date of possession for said floors.


41.      RENT ABATEMENT:
         Notwithstanding the provisions of paragraph "39" and "40" above, the monthly installments of fixed annual rent shall be abated as follows:








         (d) The granting of the above abatements of rent and the method thereof shall and do not, except as provided herein, limit, modify or amend the letting of the demised premises and the fixed annual rent payable therefor. Default in any payment as it applies to any particular floor, as provided above, shall be a default under this lease with respect to the entire demised premises and not any particular floor.

42.      REAL ESTATE TAX ESCALATIONS:
         (a) In the event that the Real Estate taxes (including vault tax if same shall be levied on the building) levied on the property of which the demised premises are a part shall for any year after the fiscal year 1987/1988 be in excess of the Real Estate taxes levied against the said property for the fiscal year 1987/1988, hereafter known as the "base year tax year" the Tenant shall pay to the Landlord as additional rent an amount equal to 83 1/3% of such excess, if any. The submission of a duplicate original tax bill of the Landlord shall be deemed conclusive evidence of the amount of the taxes paid by the Landlord for each year and shall be the basis for the computation of any excess so to be paid by the Tenant. Such excess shall be payable in the same installments as payable by Landlord, except that Tenants portion of said obligation shall be payable to Landlord thirty (30) days prior to said installment being due and payable by Landlord. Tenant shall be liable for any interest or penalties by reason of Tenant's failure to timely pay its obligation hereunder.
         (b) The Landlord, if a mortgage is placed upon the premises which require monthly Installments of taxes, may demand that that Tenant's obligation hereunder shall be payable in monthly installments, in which event Landlord shall submit a schedule of monthly payments, computations therefore, and thereafter Tenant shall be billed and pay said obligation in accordance with said schedule.
         (c) In the event the Tenant has paid the increased taxes as in this paragraph provided and thereafter Landlord obtains a refund or credit the Landlord shall pay a portion of said refund or credit to Tenant in the same proportion as original tax was paid of obtaining such reduction including legal fees, but nothing herein contained shall obligate Landlord to seek a reduction in tax. [Text in original illegible]
         (d) Tenant may contest in good faith, by appropriate proceedings conducted at Tenant's expense, in the Tenant's name (or when necessary in the Landlord's name) any proposed assessed valuation, taxes, assessments, duties or charges, imposed against the Demised Premises. Landlord agrees to cooperate with Tenant and to execute any documents or pleadings reasonably required for such purpose, provided that Landlord shall not incur any expense or liability in connection therewith Tenant may defer payment of the contested tax, assessment, duty or charge pending such contest, provided that the written consent of the first mortgage$, if any, is theretofore obtained, and further provided that Tenant shall deposit with the Landlord a sum which shall be at least equal to the amount of any payment so deferred, plus estimated penalties and interest thereon. Landlord may, upon reasonable notice to Tenant, pay or cause to be paid such contested item or items out of any sums so deposited in case of undue delay in the prosecution of such contest, or if the protection of the property or Landlord's interest therein shall, in the reasonable judgment of Landlord, require such payment. When any such contested item or items shall have been paid or canceled, any sum so deposited to cover the same and not applied by Landlord as aforesaid, shall be repaid to Tenant. Any tax refund relating to the payments made by Tenant shall be the sole property of Tenant.
         (e) The foregoing to the contrary notwithstanding, the Tenant shall pay sixty (60%) percent of the dollar amount computed above until it takes possession of or is required to take possession of the 2nd and 3rd floors, as provided in this lease after which time the full amount shall be due and payable. In the event Tenant takes possession of the 2nd or 3rd floor, but not both, Tenant shall pay eighty (80%) percent of the dollar amount computed as provided above.

43.      OPERATING COST ESCALATIONS:
         In the event during the term of this Lease, the operating costs, as hereinafter defined, shall increase over and above the operating costs for the fiscal year July 1, 1987 to June 30, 1988 (hereinafter referred to as "base year") the Tenant shall pay to the Landlord as additional rent a sum equal to 83 1/3% of the amount of such increase.
         The operating cost shall mean and include (1) the amounts actually paid for employees and/or contractors who work customarily in and about the building and whose duties are connected with its regular operations, including but not limited to cleaning, maintenance or repair including (2) social security taxes, unemployment taxes, and the cost of providing disability benefits imposed by law (if any) applicable with respect to such employees; (3) the cost to the landlord of any pension, hospitalization or retirement plan respecting such employees;
(4) the cost of uniforms,  working clothes and towels  furnished such employees;
(5) medical expenses incident to the hiring of such employees; (6) any expenses imposed on the Landlord pursuant to any collective bargaining agreement covering such employees; (7) the cost of fuel for heating; (8) public light and power;
(9) water and sewer charges, and (10) insurance usually maintained for the ownership and management of a building of this type and character.
         On or before the 1st day of August 1989, and the 1st day of August of each succeeding year, the Landlord will furnish to the Tenant a comparative statement showing a comparison of the operating costs as herein defined of the base year and those of such succeeding fiscal year and in the event that such comparative statement show an increase of the operating costs over the costs of the base year, the Tenant agrees to pay to the Landlord 83 1/3% of such increase within (10) days after the submission of such comparative statement. In the event the Landlord shall for any reason be unable to furnish a comparative statement on the 1st day of August in any such year, the Landlord may thereafter furnish the Tenant with such statement at a later date with the same force and effect and the Tenant's obligations to pay such percentage of increase shall be paid within ten (10) days after this issuance of such comparative statement. Within a reasonable time after receipt of a written request by Tenant, Landlord shall shall submit to Tenant all documents reasonable and necessary to substantiate the obligations of Tenant hereunder.
         The foregoing to the contrary notwithstanding, the Tenant shall pay sixty (60%) percent of the dollar amount computed above until it takes possession of or is required to take possession of the 2nd and 3rd floors, as provided in this lease, after which time the full amount shall be due and payable. In the event Tenant takes possession of the 2nd or 3rd floor, but not both, Tenant shall pay eighty (80%) percent of the dollar amount computed as provided above.

44.      LANDLORD'S WORK/TENANT'S WORK:
         (a) Landlord shall improve the Building and such portion or portions thereof as Landlord may elect, which shall include, among other improvements, the demised premises, as set forth in "Landlord's Work" in Exhibit "A" annexed hereto, and made a part hereof. Landlord's work shall be limited to the scope of construction described as Landlord's work in said Exhibit "A" and such other work as Landlord may elect to undertake and shall in no event include performance, procurement and/or installation of those items of work, fixtures and equipment which are to be performed, procured and/or installed by Tenant, at Tenant's expense, and which are hereinafter described as "Tenant's Work", Exhibit "B". As used herein, "Tenant's Work" shall mean all work, other than Landlord's Work, necessary (i) in order for Tenant to obtain a certificate of occupancy and any other required governmental permits or approvals in respect of the demised premises, and (ii) to enable Tenant to occupy, and to operate its business at the demised premises in accordance with the terms of this Lease.
         (b) In addition to Tenant's Work, Tenant shall perform such other and further work upon the building and building systems as is required to procure compliance with all applicable local laws, rules, regulations and directives of governmental authorities which is required for Tenant to obtain a Certificate of Occupancy for the premises for the permitted uses (hereinafter "Compliance Work"). Compliance Work shall include, but shall not be limited to, all work necessary to accomplish the Compliance Work, including but not limited to Architectural, Engineering, exipditing, Construction Management, coordination and construction including the furnishing of materials and equipment, cleanup of waste and debris, general services, protection of work, temporary maintenance and services, (called "Construction Services"), including, but not limited to "compliance with local laws, rules, regulations and directives which may require wiring and installation of structures and equipment within and without the demised premises.
         (c) The reasonable costs, fees and expenses incurred and paid by the Tenant for the Compliance Work (but no portion of such costs, fees and expenses incurred and paid for the performance of Tenant's Work) shall be paid for by the Landlord, as follows:
               (i) The Tenant shall submit to the landlord,  monthly, all bills, charges and estimates which Tenant shall receive for performance of Compliance Work, and Tenant shall consult with Landlord as to reasonable ways to keep costs
down;          (ii) Costs of overtime  premium  and  other  extraordinary  costs incurred solely to hasten completion of the Compliance Work shall be borne by the Tenant. All other and reasonable costs incurred and paid in connection with the Compliance Work shall be reimbursed by Landlord.
               (iii)  Landlord shall reimburse Tenant within ten (10) days after
Landlord receives a "Paid" bill or cancelled check with invoice from Tenant. Should the Landlord elect not to reimburse the Tenant directly in the time provided above, the tenant shall have the right to deduct the said costs together with the interest thereon at the prime rate as fixed by Citibank, N.A. as from time to time, may be adjusted, computed from the time pf payment of the bill, from the first rents due under this lease.
         (d) Prior to the commencement of Tenant's Work and Compliance Work the Tenant shall submit all the plans for such work an provided in Paragraph 46, together with any applications and other documents necessary for filing same (hereinafter referred to as "plans") to the Landlord. As soon as practicable, but in no event later than ten (10) working days after receipt thereof, Landlord shall notify Tenant, in writing, of its objections to the plans. Objections shall be limited to technical objections affecting those portions of the plans requiring structural changes or changes to the building system or public areas. No objections shall be made for asthetics. They shall specify the portion of the plan or specification objected to and propose a remedy acceptable to Landlord if possible. If the Landlord fails to make objections within the time provided, said plans shall be deemed accepted and Landlord shall execute and deliver to Tenant owner's contents and other documents required to file the plans, and to prosecute the applications to their conclusions. Landlord and its agents shall be reasonably available before the plans are submitted, and thereafter, for consultation, to supply data available to them on existing conditions, and to review necessary remedies to Department of Building objections.
         (e) It is understood that Landlord may be performing Landlord's Work at the same time that Tenant's Work and Compliance Work is being performed. The parties and their contractors shall cooperate so that all work can be completedin and orderly fashion.
         (f) Notwithstanding the foregoing, in no event shall Landlord be liable for damages, direct, contingent or otherwise, or any injury, loss or claim sustained by Tenant as a result of Tenant being unable to lawfully occupy the demised premises as a result of Landlord not having fully complied with any local law, rule or regulation governing the demised premises, unless said failure to so comply is the result of Landlord's intention or willful breach of its obligations to be performed hereunder.
         (g) In the event of any objection by Landlord to Tenant's plans, as provided above or any issue that may involve obtaining any permits, licenses or certificates, or Tenants execution of all Work to performed by it, which cannot be resolved between the parties, the matter shall be submitted to an Impartial Engineer, selected as hereinafter provided, whose decision shall be final and binding. The Impartial Engineer shall be selected by the Tenant from a list of three independent and reputable engineers submitted by Landlord to Tenant within ten (10) days from the date hereof. If none of them wish to serve, a new list will be submitted. If Landlord and Tenant cannot resolve any such dispute, Landlord and Tenant shall be prepared to present such issues to the Impartial Engineer within 48 hours after demand by either party for arbitration (excluding weekends). Landlord and Tenant shall request the Impartial Engineer to render an immediate decision. The expenses of the Impartial Engineer shall be paid as he may direct, and if not so directed then equally by Landlord and Tenant.

45.      SPRINKLER SYSTEM
         (a) With respect to the sprinkler system in the demised premises, Landlord warrants and represents that:
                       (1) at the time of the signing of this lease, said system is in working order and complies with all laws, rules and regulations governing same; and that
                      (2) said system an it currently exists does or will comply with all applicable laws, rules and regulations with respect to the permitted use of the demised premises by the Tenant.
         (b) Except with respect to any modifications of the system that may be made my Landlord to comply with the representations set forth above, all other modifications made to said system by the Tenant shall be at Tenant's sole cost and expense and shall comply with all other applicable provisions of this lease.

46.      TENANT'S PLANS:
         Tenant agrees to submit to Landlord, for Landlord's written approval, complete architectural and engineering plans and specifications for the demised premises, prepared by licensed architects or engineers, describing all of Tenant's work, or such portions of Tenant's Work and Compliance Work as is necessary for Tenant to obtain a certificate of occupancy. [Text in original illegible] Such plans may be submitted on a floor by floor basis. Such plans and specifications shall show in sufficient detail the location of all of Tenant's work. In the event Tenant's plans or specifications are incomplete or inadequate, or would subject Landlord to material additional costs and expenses in the performance of Landlord's work, and/or would provide for or require any installation or work which is or might reasonably be unlawful or create an unsound or dangerous condition or adversely affect the structural soundness of the Building or any part thereof, and/or would interfere with or abridge the use and enjoyment of any other space in the Building (except the roof for which Tenant has exclusive use subject to the rights of the Landlord as provided in the lease), and/or would affect to alter in any way the exterior of the Building, and/or the color or surfacing thereof, Landlord may deny approval of Tenant's proposed plans and specifications by notice to Tenant setting forth in writing and in reasonable detail Landlord's objections thereto, or if Tenant's work shall entail structural changes to the Building, Owner may condition its approval thereof to, among other matters, the posting by Tenant of adequate security therefor (no additional security to be required for Tenant's installation of an HVAC system on the roof, interior stair case(s) or modifications to the existing sprinkler system). Tenant acknowledges that the Building is an area designated as a "Proposed Landmark District" and shall comply with all laws, rules and regulations pertaining thereto and obtain all necessary permits, leases and consents or the like from any and all governmental agencies, governing bodies or pertaining jurisdiction thereof.

47.      TENANT'S CONTRACTORS:
         Tenant agrees to employ reputable contractors and subcontractors to perform Tenant's Work and Compliance Work in accordance with Tenant's plans following delivery of possession of the demised premises to Tenant, as hereinabove set forth. Notwithstanding the foregoing, however, Tenant or its contractors shall not be authorized to commence Tenant's Work and Compliance Work until Landlord shall have been furnished with (i) the insurance policies Tenant or its contractors or subcontractors are obliged to procure and maintain hereunder as set forth in Paragraph 49 hereof, and (ii) copies of all permits, approvals, licenses and certificates required by any governmental authorities to be obtained by Tenant or its contractors or subcontractors for the performance of Tenant's work.

48.      MECHANICS LIEN:
         (a) LANDLORD NOT LIABLE: Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the demised premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of materials that would give rise to the filing of a lien against the Building or Demised Premises or any part thereof, or any assets of Landlord.
         (b) DISCHARGE OF LIENS: If any mechanic's, laborer's, vendor's, materialman's or other statutory lien shall at any time be filed against any assets of Landlord by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the demised premises through or under Tenant, Tenant shall cause the same to be vacated of record or discharged by bonding to the satisfaction of Landlord within twenty (20) days after notice of the filing thereof. If Landlord shall incur any attorneys' fees or expenses by reason of the filing of any such lien, Tenant shall repay such fees and expenses to Landlord on demand. If Tenant shall fail to cause such lien forthwith to be so vacated, discharged or fully bonded within twenty (20) days after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may vacate or discharge the same by paying the amount claimed to be due or by bonding the same, and the amount so paid by Landlord, including reasonable attorneys' fees and expenses incurred by Landlord either in defending against such lien or in procuring the vacatur or discharge of such lien, together with interest at the Default Rate, shall be due and payable by Tenant to Landlord as additional rental upon demand. Landlord shall permit Tenant's attorneys to a reasonable opportunity to comply with the provisions of this Paragraph be engaging its own attorneys.

49.      ________________
         (a) INSURANCE: In furtherance of Tenant's obligations under this Paragraph, but not in limitation thereof, at all times following the delivery of possession of the demised premises to Tenant and throughout the Term (except as otherwise provided below), Tenant shall secure and maintain in force, at Tenant's expense, provided same is available from insurance companies licensed to do business in New York State:
                  (i) Comprehensive General Liability Insurance, on an occurrence basis, including, without limitation, insurance against assumed or contractual liability under this lease and water damage legal liability, naming Landlord as "Additional Insured-Lessor", providing coverage against claims for bodily and personal injury, death and property damage occurring on, in or about the demised premises, with limits of not be less than $3,000,000 combined single limit per occurrence with respect to bodily or personal injury, death and property damage, to be increased as hereinafter provided.

                  (ii) All-risk Property Insurance (Improvements and Betterments or similar coverage), naming Tenant and Landlord as the named insureds, covering the full replacement cost of all Permanent Leasehold Improvements, which insurance shall be effective from the date of completion of Tenant's work; which amount shall be increased as hereinafter provided. All proceeds paid under such policy shall be trust funds to be held and applied by Tenant to replace Permanent Leasehold Improvements, in the event of a Destruction, Fire or Other Casualty as provided in Paragraph 9.

                  (iii) Statutory Worker's Compensation Insurance, employer's liability insurance and New York State disability benefits insurance, covering all persons employed by Tenant at the demised premises, and other statutory forms of insurance for all persons who under applicable law shall be required to be covered thereby;

                  (iv) All-Risk insurance covering the full rental value of the demised premises, naming Landlord as the only named insured, with limits of not less than one-year's Fixed Annual Rent plus the additional rent payable pursuant to Paragraphs 39, 42 and
                  43. Landlord shall take out this policy for and on behalf of Tenant and bill Tenant for same as additional rent. Landlord represents that the current cost for such insurance does not exceed $2,000.00 per annum.

         (b) INSURANCE DURING CONSTRUCTION: During any period following delivery of possession and throughout the Term when construction work is being performed in the demised premises, Tenant shall require any contractor or subcontractor of Tenant to carry and keep in force and effect until such construction work is completed, and at no expense to Landlord:
                  (i) Comprehensive General Liability Insurance, on an occurrence basis, including contractual liability coverage
                  (designating the indemnity provisions of any construction contracts), completed operations coverage, broad form property damage endorsement and Contractor's Protective Liability coverage covering the operations of all subcontractors, providing that the contractor or subcontractor in the named insured and that Tenant, at Landlord's election, Landlord's construction manager, are additional insureds, and providing liability limits as reasonably designated by Landlord from time to time, taking into account the hazards associated with Tenant's construction, but in any event not less than $3,000,000 combined single limit per occurrence with respect to bodily and personal injury, death and property damage.

                  (ii) Statutory Worker's Compensation, Employer's Liability, New York State disability benefits and other statutory forms of insurance in form and limits as required by law covering all persons employed by Tenant's contractors or subcontractors; and

                  (iii) All-Risk Property Insurance (builder's risk completed value non-reporting form or installation floater, as applicable) covering Permanent Leasehold Improvements, naming, among others, Tenant, Landlord, the general contractor and all subcontractors employed by Tenant or by the general contractor, as insureds, as their respective interests may appear, effective from the commencement until the completion of Tenant's Work, but terminating no sooner than the inception of the policy described In subdivision (b)(ii) of this Paragraph; and

                  (iv) such additional insurance coverage as Landlord may reasonably designate from time to time.
         (c) FORM OF POLICIES; EVIDENCE OF INSURANCE: All of the insurance required to be maintained or caused to be maintained by Tenant, as well as the form and issuer of such insurance shall be subject to Landlord's's reasonable approval and shall be issued by responsible companies licensed to do business in the State of New York. All of the property insurance coverages referred to in subdivisions (a)(i) and (ii) and (b) (i) and (iii) of this Paragraph shall contain a usual waiver of subrogation by the insurer of any right to recover the amount of any loss due to negligence of Landlord, Tenant or their respective agents or employees. No property insurance shall provide for any deductible or self-insured retention in excess of $500 per occurrence. The liability insurance limits referred to in subdivision (a)(i) shall apply to the demised premises. Prior to Tenant or its contractors entering into possession of the demised premises and at least thirty (30) days prior to the expiration of any of the policies to be maintained or caused to be maintained by Tenant, Tenant shall deliver or cause to be delivered to Landlord a duplicate certified copy (certified by an officer of the Tenant) of each of the required policies evidencing the issuance of such insurance by the insurer, if requested by Landlord, and proper certificates of insurance in form satisfactory to Landlord, together with satisfactory proof of payment of the premiums therefor. If Tenant shall fail to maintain or cause to be maintained any of such insurance from and after the date of it or its contractors entering into possession of the demised premises or at any time during the Term, Landlord may obtain such insurance, at Tenant's expense, and the cost therefor shall be deemed to be additional rent and shall be payable by Tenant to Landlord on demand. Tenant shall comply, and shall cause its contractors to comply, with the provisions of all insurance policies required to be maintained pursuant to this Paragraph, and shall give the insurer, Landlord notice of all claims, accidents and losses promptly upon Tenant, or its contractors, as the case may be, acquiring knowledge of the same.
         (d) Landlord and Tenant waive all rights against each other for any damage caused by fire or other perils to the extent covered by insurance obtained pursuant to this paragraph or any other insurance applicable to the demised premises or any work performed in the demised premises or the building. A similar provisions shall be contained in any contract between Landlord or Tenant and any of their contractors.

50.      "AS IS" CONDITION:
         Tenant acknowledges and represents to Landlord that it has inspected and examined the Building and the demised premises, or has caused the same to be inspected and examined, and that, except for the performance of Landlord's work, Tenant agrees to accept possession of the demised premises in its existing condition and state of repair "as is".

51.      REPAIRS BY LANDLORD:
         Landlord shall have no obligation to make any repairs or replacements or to render any services of any kind to the demised premises, other than building systems and structural repairs. Tenant shall promptly after notice from Landlord make all repairs to the demised premises and appurtenances thereto which may be reasonably requested by an (i) carrier of Landlord's insurance, or
(ii) mortgagee having an interest in the Building, or (iii) any governmental body having jurisdiction. Subject to the provisions of paragraphs 5 and 79, Tenant shall clean and maintain the demised premises and windows and any appliances and equipment located therein (including without limitation the HVAC equipment) at Tenant's expense without cost to Landlord.

52.      SECURITY DEPOSIT:
         It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent. Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent of any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the land and building or leasing of building, of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
         (a) If Landlord at any time utilizes any portion of the security deposit in respect or by reason of a default by Tenant, Tenant shall, within five (5) days after demand, restore and pay Landlord the amount so utilized.
         (b) Concurrently with each adjustment in the Fixed Annual Rent pursuant to Paragraph 39, Tenant shall deposit with Landlord, as additional security, an amount equal to the difference between one month Fixed Rent, as so adjusted, and the amount then held by Landlord as security for Tenant's faithful performance and observance of the terms, provisions and conditions of this Lease.
         (c) Said security deposit shall be placed by Landlord in an interest bearing account. Interest that may accrue thereon shall belong to Tenant, except such portion thereof as shall be equal to one percent (1%) per annum, which percentage shall belong to and be the sole property of Landlord and which Landlord may withdraw from time to time and retain. That portion of the interest belonging to Tenant shall be accumulated and paid to Tenant annually following the end of each calendar year and upon the expiration of this Lease. The obligation to pay any taxes related to or affecting any interest earned on such security deposit (except as to that portion thereof which belongs to Landlord) shall be the sole responsibility of Tenant and Tenant hereby agrees to pay same and to forever indemnify and save harmless Landlord in respect thereof. Tenant shall, within fifteen (15) days after demand, furnish Landlord or its agent with a tax identification number for use in respect of such deposit.
         (d) Landlord shall notify Tenant of the name of the bank under which said funds are held and the name of the account, which must signify that it is a security account.
         (e) One (1) year after Tenant has fully occupied the demised premises and not in default in the payment of rent or additional rent, Tenant may substitute the security deposit with a Letter of Credit drawn a local reputable banking institution and containing provisions reasonably satisfactory to Landlord.

53.      LATE CHARGES:
         If Landlord shall not receive any rent, additional rent or other payments under this Lease within ten (10) days after same is due, Landlord shall telephone Tenant informing it of same and if payment is not received within 48 hours thereafter, Tenant shall pay, as additional rent, the sum of prime plus 5% (prime as set by Citibank N.A. as of the first day of that month that rent is late) of the late amount as a late charge for each day such rent, additional rent or other payment shall be late, beginning with date said payment was first due.

54.      ALL PAYMENTS DEEMED RENT OR ADDITIONAL RENT:
         All payments to be made by Tenant pursuant to this Lease shall be deemed rent or additional rent, and, in the event of any nonpayment thereof, Landlord shall have all rights and remedies provided for herein or by law for non-payment of rent. In the event Landlord shall be required to pay for any occupancy, permit, or license fee or tax imposed by any governmental authority by reason of the use of the demised premises for use as herein provided, Tenant shall forthwith pay to Landlord the amount thereof as additional rent. Without limiting the foregoing, Tenant shall receive a separate bill for submetered electric current from the submetering company servicing the building, which shall not be deemed additional rent except for purposes of Landlord's remedies.

55.      RENT DURING HOLD-OVER PERIOD:
         The monthly rent during any holdover shall be at the rate of one and one-half (1 1/2) times the monthly rent by Tenant for the final month of the herein term (including all escalations).

56.      LIMITATION OF LIABILITY OF LANDLORD:
         In any action brought to enforce any of the terms, covenants, provisions or obligations to be performed on part of Landlord under or in connection with this Lease or the transactions contemplated hereby, any judgment shall not be the basis of execution on, or be a lien on, any assets of Landlord or any assets of any party being a partner, joint venturer or tenant in common, or in other association with Landlord or stockholder in Landlord, other than the interest in the Building.

57.      ALTERATIONS:

         (a)      COMPLIANCE WITH REQUIREMENTS GOVERNING ALTERATIONS:
         Tenant, in making such Alterations, shall comply with the requirements governing Tenant's Work as are set forth in Paragraph 44, as well as with the rules and regulations attached to and made a part of this Lease and such other rules and regulations as Landlord may reasonably prescribe as per paragraph "33" for the performance of such Alterations by Tenant and its contractors. Tenant will not call upon Landlord for any costs or expenses connected with such Alterations and will reimburse Landlord for all costs and expenses which may be incurred by Landlord in connection therewith, including reasonable architects' and engineers' fees for reviewing Tenant's plans and specifications and verifying conformance therewith during or following the completion of such Alterations, or expenses incurred on account of any failure of Tenant to comply with any requirements of law or public authorities or of this Lease pertaining to the making of such Alterations. Landlord's approval of Tenant's plans and specifications for any such proposed Alterations, or any revisions thereto, or Landlord's inspection of such Alterations to verify conformance with Tenant's plans and specifications therefor, shall not constitute an opinion or agreement by Landlord that the same are adequate or sufficient or that the same are in compliance with law or fire underwriters requirements nor shall such approval or inspection impose any present or future liability on Landlord, waive any of Landlord's rights or release Tenant from any of its obligations hereunder.

         (c) OWNER'S RIGHT TO INSPECT ALTERATIONS: At all times during the progress of such Alterations and until final certificates of approval therefor shall have been delivered to Landlord, Landlord shall have the right to have its representatives inspect the work being performed in the demised premises and to verify compliance with the plans and specifications therefor approved by Owner.

58.      END OF TERM, CONTINUED:
         (a)      Paragraph 22 is hereby amended to add the following:

                  PERMANENT LEASEHOLD IMPROVEMENTS: At the Expiration Date all improvements to the demised premises made by Tenant as part of Tenant's Work or any subsequent Alterations made by Tenant (collectively, "Permanent Leasehold Improvements") shall remain upon and be surrendered with the demised premises, unless Landlord directs that same or any part of them be removed, upon sixty
(60) days prior written notice, as provided in paragraph 3. As used herein, "Permanent Leasehold Improvements" shall be deemed to include, without limitation, all electric plumbing, sprinkler, heating, air conditioning and lighting systems, fixtures, floor and wall covering, window treatment, equipment, meters and related installations necessary for the operation thereof within or serving the demised premises and all other installations the removal of which will either cause damage to the demised premises, its appurtenances or any other portion of the Building or will render the item so removed inoperable or without significant values; however, Permanent Leasehold Improvements shall not include Tenant's Personal Property.
         (b) Tenant shall complete restoration of the demised premises in accordance with the above provisions within thirty (30) days after the expiration of the lease at no additional rental. The cost of such restoration shall be borne equally by Landlord and Tenant.

59.      RESTRICTIONS ON RENT:
         If at the Commencement Date or at any time or times during the Term, the Base Rent or additional rents reserved in this Lease shall not be fully collectible by reason of any Federal, State or City law, proclamation, order or regulation, or direction of any public officer or body pursuant to law, Tenant shall enter into such agreement(s) and take such other steps as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which may from time to time during the continuance of such legal rental restriction be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction prior to the expiration of the Term, (a) the rents shall become and thereafter be payable hereunder in accordance with the amounts reserved in this Lease for the periods following such termination, and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to the rents which would have been paid pursuant to this Lease but for such legal rent restriction, less the rents paid by Tenant to Landlord during the period(s) such legal rent restriction was in effect.

60.      NONDISTURBANCE AGREEMENT BETWEEN MORTGAGEE AND TENANT:
         Landlord represents that the building of which the demised premises form a part are not presently mortgaged nor subject to any ground or underlying leases, but should a mortgage be placed upon the building the following provisions shall apply:
         (a) So long as the Tenant is not in default in the payment of rent or additional rent or in the performance of any of the terms of the Lease, the
Tenant's possession of the leased property and the Tenant's rights and privileges under the Lease or any renewal thereof shall not be diminished or interfered with by the Mortgagee.
         (b) In the event the mortgage is foreclosed for any reason, and the Mortgagee succeeds to the interest of the Landlord under the Lease, the Tenant shall be bound to the Mortgagee under all of the terms of the Lease for the balance of the term thereof remaining with the same force and effect as if the Mortgagee were the Landlord under the Lease, and the Tenant hereby attorns to the Mortgagee as its Landlord, such attornment to be effective and self-operative, without the execution of any further instrument on the part of either of the parties hereto, immediately upon the Mortgagee succeeding to the interest of the Landlord under the Lease. Notwithstanding anything herein to the contrary, the Tenant shall be under no obligation to pay rent to the Mortgagee until the Tenant receives written notice from the Mortgagee that it has succeeded to the interest of the Landlord under the Lease. The respective rights and obligations of the Tenant and the Mortgagee upon such attornment shall to the extent of the then remaining balance of the term of the Lease be the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth at length herein.
         (c) In the event that the mortgage is foreclosed for any reason and the Mortgagee succeeds to the interest of the Landlord under the Lease, the Mortgagee shall be bound to the Tenant under all of the terms of the Lease, and the Tenant shall, from and after such event, have the same remedies against the Mortgagee for the breach of an agreement contained in the Lease that the Tenant might have had under the Lease against the prior Landlord thereunder. In no event shall the Mortgagee be liable for any act or omission of any prior
Landlord, be subject to any offsets or defenses which the Tenant might have against any prior Landlord, or be bound by any rent or additional rent which the Tenant might have paid to any prior Landlord for more than the current month.
         (d) The rights and obligations hereunder of the Tenant and the Mortgagee shall bind and inure to the benefit of their respective successors and assigns.

61.      ASSIGNMENT & SUBLETTING:

         Anything contained herein to the contrary, notwithstanding, Landlord shall not unreasonably withhold consent to the assignment or subletting of this Lease provided:
         A. Any such assignment or subletting shall be made solely upon the following terms and conditions:
                  1.       Tenant shall submit to Landlord in writing:

                       (a)    The name of the proposed assignee or subtenant;
                       (b)    The terms of the proposed assignment or sublease;
                       (c) The nature and character of the business which the proposed ssignee or subtenant will conduct in the Demised Premise; and
                       (d) thereafter shall submit to the Landlord any other information concerning the assignment or sublease which the Landlord way reasonably request and which Tenant may reasonably be able to obtain.
                  2. Upon receiving Landlord's written consent a duly executed copy of the sublease or assignment shall be delivered to Landlord within ten
(10) days after execution thereof.
         B. In the event of a proposed assignment or a proposed sublease for all or substantially all of the Demised Premises, Landlord shall have the further option to be exercised within the said thirty (30) day period, to cancel and terminate Tenant's Lease, effective on the date of Tenant's proposed assignment or sublease, in which event this Lease and the term hereof shall expire and terminate on that date as if it was the date herein fixed for the termination and expiration of the term of this Lease.
                  1. If at the time a request to assign or sub-let the premises is made as provided above and the composit of Tenants' and the proposed assignee or sub-tenants' financial net worth is equal to or greater than Two Million ($2,000,000.00) Dollars, than Landlord shall not have the option to terminate the lease.
         C. Subject to paragraph "B" above, if the Landlord shall not exercise its foregoing option within the time set forth aboved, its consent to the proposed assignment or subletting shall not be unreasonably withheld, provided, however, that it may withhold consent therein if in the reasonable exercise of its judgment it determines that the general reputation of the proposed assignee or subtenant are not consistent with the character of the building and its tenants.
         D. In the event of any subletting or assignment pursuant to the provisions of this Paragraph, Tenant shall have the right to all rent payable by said sub-tenant until Tenant is reimbursed its reasonable expenses expended in connection with sub-letting said premises, after which all profits made by the Tenant pursuant to said sub-lease or assignment shall be divided equally between Landlord and Tenant.
         E. If this Lease shall be assigned, or if the Demised Premises or any part thereof, be sublet or occupied by any person or persons other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Paragraph, nor shall it be deemed acceptance of the assignee, subtenant or occupancy as a Tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this Lease.
         F. Each permitted assignee or transferee shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent and additional rent and for the due performance of all the terms, covenants, conditions, and agreements hereto contained on Tenant's part to be performed for the term of this Lease, limited only by the term of said sub-lease and the space occupied by said sub-tenant. No assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment, in form reasonably satisfactory to Landlord containing a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent, prior thereto.
         G.       Anything herein contained to the contrary notwithstanding:
                  1. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant of this Lease or a majority of the total interest in any partnership Tenant, whether effected by operation of law or otherwise, shall be deemed an assignment of this Lease, except that the merger or acquisition of the Tenant by or with a person, firm or corporation whose resulting net worth is equal to or greater than that of Tenant shall be permitted (subject only to the provisions of paragraphs Al, A2 and F above) or a transfer of shares amongst current shareholders and key employees of the Tenant.
                  2. No other or further assignment or subletting shall be made except in compliance with the provisions of this Paragraph.

62.      LANDLORD'S RIGHTS ON ABANDONMENT
         AND AFTER ENTRY:

         If, at any time during the term, the Demised Premises shall be abandoned by Tenant, Landlord may, upon five (5) days notice to Tenant, at Landlord's option, enter into and upon the same by force or otherwise, without becoming liable to Tenant for damages or for any payment of any kind whatsoever, and may, in Landlord's uncontrolled discretion, as agent of Tenant, re-let the Demised Premises, or any part thereof, for the whole or any part of the then unexpired term, and, for the purposes of such re-letting, Landlord may make alterations and modifications of the Demised Premises, and may receive and collect all rent payable by virtue of said re-letting, and hold Tenant liable for the difference between the rent and other charges that would have been payable hereunder during the residue of the term, if this Lease had continued in force, and the rent for such period realized by Landlord by means of re-letting to any other party or parties. The terms and conditions of any such re-letting shall be in the uncontrolled discretion of Landlord.

63.      NOTICES:

         All notices or demands required or provided to be given or served pursuant to this Lease, shall be deemed to have been given or served only if in writing, forwarded by Certified Mail, postage prepaid, addressed to the parties at the respective addresses hereinabove set forth and their respective attorneys as follows:

         For Landlord:      SCHAEFFER, SCHAEFFER & SANDS
                                450 SEVENTH AVENUE
                                NEW YORK, NEW YORK 10123


         For Tenant:        BECKER, GOLDSTEIN & GRAFF
                                36 WEST 44TH STREET
                                NEW YORK, NEW YORK 10036

unless notified in writing of a change of such attorneys. Such addresses by any party, may be changed, from time to time, by serving notice as herein provided. Neither party shall be required to send more than three separate notices or demands to the other party if the interest of Landlord or Tenant is hereafter assigned to more than three interests. Personal notice may be made upon the Tenant by service upon Leonard Spector, Marvin Crair or Richard Lysaker, or any other person who is an officer of the Tenant who is designated in writing to Landlord.

64.      LANDLORD'S CERTIFICATE:
         Landlord shall, without charge, at any time and from time to time, within ten (10) days after reasonable request by Tenant, deliver a written instrument to Tenant or any other person, firm or corporation specified by Tenant, duly executed and acknowledged; certifying:
                  A. Whether Tenant has faithfully and full made all payments then and theretofore due to Landlord;
                  B. Whether this Lease is unmodified and in full force and effect; or if there has been any modification, whether this Lease is in full force and effect as modified, and stating any such modification;
                  C. Whether Landlord knows or does not know, as the case may be, of any default by Tenant in the performance by Tenant of all agreements, terms, covenants and conditions on Tenant's part to be performed. If Landlord certified that it knows of any such default, it shall specify the same in said written instrument; and
                  D. The dates to which the Fixed Rent, additional rent and other charges hereunder have been paid.

65.      TENANT'S CERTIFICATES:
         Tenant shall, without charge, at any time and from time to time, within ten (10) days after reasonable request by Landlord, deliver a written instrument, to Landlord or any other person, firm or corporation specified by Landlord, duly executed and acknowledged, certifying:
                  A. Whether this Lease is unmodified and in full force and effect, or, if there has been any modification, whether the same is in full fore and effect as modified, and stating any such modification;
                  B. Whether or not there are then existing any setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions of this Lease and any modification thereof upon the part of Tenant to be performed or complied with, and, if so, specifying the same; and
                  C. The dates to which the Fixed Rent, additional rent and other charges hereunder have been paid.

66.      FEES & EXPENSES:
                 If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions of this Lease, after notice and upon expiration of the applicable grace period, Landlord may immediately or at any time thereafter and without notice perform the same for the account of Tenant. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with 10% interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five
(5) days after rendition of any bill or statement to Tenant therefor.

67.      NO WAIVER BY LANDLORD OR TENANT:
         The receipt of any rent, or any portion thereof, whether specifically reserved or payable under any of the covenants herein contained, after a default on the part of the Tenant (whether such rent is due before or after such default) shall not be deemed to operate as a waiver of any other default or of the right of Landlord to enforce the payment of any rent herein reserved or to declare a forfeiture of this Lease and to recover the possession of the Demised Premises as provided in this Lease. The failure to enforce any covenant after its breach or any provision after default shall not be construed as a waiver on the part of Landlord or Tenant of any rights under this Lease.

68.      LANDLORD'S REMEDIES CUMULATIVE:
         All the rights and remedies herein given to the Landlord for the recovery of the Demised Premises because of the default by the Tenant in the payment of any sums which may be payable pursuant to the terms of this Lease, or upon the breach of any of the term thereof, or the right to re-enter and take possession of the Demised Premises upon the happening of any of the defaults or breaches any of the Tenant's covenants, or the right to maintain any action for rent or damage, are hereby reserved and conferred upon the Landlord as distant, separate and cumulative remedies, and no one of them, whether exercised by the Landlord or not, shall be deemed to be in exclusion of any of the others.

69.      HEADING NOTES:
         The heading notes used as headings for the various paragraphs of this Lease are used only as a matter of convenience for reference, and are not to be considered as a part of this Lease or to be used in determining the intent of the parties hereto.

70.      DEFINITIONS & INTERPRETATIONS:
         The words "Landlord" and "Tenant" and the pronouns referring thereto, as used in this Lease, shall mean, where the context requires or admits, the persons named herein as Landlord and as Tenant, respectively, and their respective heirs, legal representatives, successors and assigns, irrespective of whether singular or plural, masculine, feminine or neuter. Except as herein provided otherwise, the agreements and conditions of this Lease contained on the part of Landlord to be performed and observed shall be binding upon Landlord and its heirs, legal representatives, successors and assigns and shall enure to the benefit of Tenant and it's heir, legal representatives, successors and assigns; and except as herein provided otherwise, the agreements and conditions on the part of the Tenant to be performed and observed shall be binding upon the Tenant and its heirs, legal representatives, successors and assigns and shall enure to the benefit of Landlord and its heirs, legal representatives, successors and assigns. The word "Landlord" as used herein means only the owner for the time being of Landlord's interest in this Lease, that is, in the event of any transfer of Landlord's interest in the premises, upon written notice to Tenant, the transferor shall cease to be liable, and shall be released from all liability for the performance or observance of any agreements or conditions on the part of the Landlord to be performed or observed subsequent to the time of said transfer, it being understood and agrees that from and after said transfer the transferee shall be liable for the performance and observance of said agreements and conditions.
         If Landlord or Tenant shall consist of more than one person, then the liability of all such persons, including the guarantors, shall be joint and several.
         It is agreed that if any provisions of this Lease shall be determined to be void by any Court of competent jurisdiction, then such determination shall not affect any other provisions of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

71.      BROKER:
         The parties represent that KAUFMAN MANAGEMENT and NEWMARK REAL ESTATE are the only brokers who brought about this Lease whose fees shall be paid by LANDLORD. In the event that a claim for brokerage commission is brought against Landlord by any brokerage firm, individual or entity other than aforementioned firms, claiming to have dealt with Tenant with respect to the demised premises, then and in such event Tenant does hereby agree to indemnify, reimburse, save and hold Landlord harmless from any such claims and costs. Tenant shall have the right to use its own attorneys to defend any such claim.

72.      APPLICABLE LAW, ETC.:
         This Lease contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof and includes and supercedes all prior discussions, agreements and understandings. This Lease shall be governed by and construed in accordance with the applicable laws of the State of New York. This Lease, including this article, may not be modified except by a writing executed by both Landlord and Tenant. Except as herein provided to the contrary, the covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

73.      SALE OF PREMISES:
         In the event of a bonafide offer to purchase the building of which the demised premises form a part, then and in such event, Landlord shall not sell the demised premises without giving the Tenant a fifteen (15) day option within which to purchase the premises on the same terms and conditions as those on which the Landlord is willing to make to such bonafide purchaser. In such event Landlord shall, by registered mail furnish Tenant with the terms and conditions of such proposed sale and the Tenant shall have the opportunity of purchasing the premises upon the identical terms and conditions as those offered by a prospective bonafide purchaser. If Tenant does not reply in writing by registered mail, addressed to the Landlord, within such fifteen (15) day period, the failure to do so shall be deemed a refusal to purchase on the part of the Tenant.

74.      ACCESS TO ROOF AND SKYLIGHTS:
         Tenant shall have access to and use of the roof of the building of which the demised premises form a part without additional fee for any use not inconsistent with this lease, including installing any permanent leasehold improvements, the installation of a deck thereon and opening and maintaining the skylights thereon, provided Tenant has, is and will comply with all of the terms and provisions of this lease.

75.      CREDIT FOR IMPROVEMENTS



76.      OPTION TO LEASE ADDITIONAL SPACE
         Tenant shall have the first option to lease any additional space that becomes available in the building of which the demised premises are a part pursuant to the following provisions:
         (a) When such space is or is about to become available, Landlord shall notify Tenant of same, indicating the proposed tenant, use, date of occupancy, location, number of square feet available and the price per square foot for the balance of Tenant's term.
         (b) Tenant shall have ten (10) days within which to accept such offer in writing. If Landlord does not receive acceptance within said ten (10) days, Tenant shall be deemed to have rejected said offer.
         (c) If the offer is accepted, Landlord and Tenant shall enter into an agreement with respect to said additional space incorporating the terms of said offer and this lease.
         (d) If the offer is not accepted, as provided above, Landlord may lease the space to the proposed tenant.
         (e) In the event the premises first offered to Tenant are not leased by Landlord to the proposed tenant, then Landlord shall re-offer them to Tenant prior to leasing them to a third party, all in accordance with the provisions set forth above.

77.      ACCESS TO PREMISES
                    Tenant shall have access to the demised premises, basement and roof 24 hours a day, seven days a week. However, Tenant shall be pay for all heating, electrical, employee or other cost directly associated and arising out of Tenants use of the demised premises beyond those hours and days set forth in Paragraph 29 of the printed portion of this lease. If any such expenses cannot be precisely determined, they way be reasonably estimated by Landlord.

78.      LOCAL LAWS
         Following completion of the Compliance Work, in the event that the building of which the demised premises form a part shall thereafter not comply with Local Laws, Landlord shall take all steps necessary to have the building comply with such Laws, all at Landlord's expense. Tenant shall fully co-operate with Landlord in all respects in order to enable Landlord to comply with said Laws, including the manner and timing of construction by Tenant and the submission and, if necessary, modification of all plans for construction by the Tenant.

79.      WINDOW CLEANING
         Landlord shall clean the windows In the demised premises after same are occupied by Tenant two times every year.

80.      BASEMENT SPACE

81.      ADDITIONAL BUILDING EMPLOYEES
         Tenant shall have the option the hire an elevator starter to work in and about the building in that capacity, all at Tenant's sole cost and expense, including but not limited to any and all union obligations in connection with such employment.
         Tenant shall have the further right to engage such employees to work in and about the building on weekends at Tenant's sole cost and expense, if Landlord cannot supply said personnel if reasonable notice of such requirements.
         All such personnel are subject to Landlords approval before hiring by Tenant, which consent shall not unreasonably be withheld.

82.      CONSENTS
         Any time under this lease that Landlord or Tenants consent is required, same shall not be unreasonably be withheld or delayed and there shall be no charge therefore.

83.      STEAM
         Subject to the applicable provisions of this lease, Tenant may connect the buildings steam system to the HVAC system to be installed by Tenant, all at Tenants sole cost and expense.

84.      EMERGENCY REPAIRS BY TENANT
         Tenant may make emergency repairs to the demised premises or the building of which they form a part and Landlord shall reimburse Tenant for all reasonable expenses incurred in connection with said repairs. Tenant shall be liable for the quality, character and necessity of said repairs.

85.      ATTORNEY'S FEES
         In any action or proceeding between the Landlord and Tenant, the prevailing party shall be entitled to recover reasonable attorneys fees, as may be fixed and determined by the court or tribunal having jurisdiction over the matter.

86.      REPAIRS BY LANDLORD
         Any repairs required to be made by Landlord shall be promptly commenced and completed, taking into account the time that may be required to draw and file plans, obtain permits, licenses or the like and the availability of contractors, labor or any other person, firm or corporation necessary to make and complete said repairs. Landlord shall not be liable for any delays beyond its control, including but not limited to labor disputes, acts of God, war, insurrection or inclement weather.

87.      DESTRUCTION OF PREMISES
         In amplification of Paragraph 9 of the printed portion of the lease, it is agreed as follows:
         (a) In the event all or substantially all of the demised premises are rendered unusable, Tenant shall, immediately after said casualty, consult with Landlord in locating and renting alternative temporary space of approximately 60,000 square feet that would permit Tenant to carry on its business and affairs. Landlord and Tenant shall cooperate in finding suitable temporary space for Tenant.
         (b) In the event Landlord elects to restore the premises, Tenant shall remain at its temporary location until the demised premises are restored and available for occupancy by Tenant.

If Landlord does not restore the entire demised premises within twelve (12) months after the casualty, Tenant may cancel this lease at which point the term of this shall end as if that were the termination date originally set forth therein.
         (c) Landlord shall pay to Tenant any excess annual rent or additional rent it is required to pay in its temporary space over the amount of rent and additional Tenant would have been required to pay to Landlord under this lease, if any, for the time commencing with when the Landlord must elect to restore the premises until the right arises for Tenant to cancel this lease, as provided above.

88.      RE-LETTING PREMISES
                    Notwithstanding the provisions of paragraph 18, Landlord shall use reasonable efforts to re-let the demised premises after they have been vacated by Tenant.

89.      EMINENT DOMAIN
                    Notwithstanding the provisions of paragraph 10, Tenant shall be entitled to receive any award or portion thereof directly attributable to the unamortized cost of any alteration, installation, addition or improvement to the demised premises made at the expense of the Tenant. Furthermore, Tenant shall not be precluded from asserting an independent claim against the condemning authority for the foregoing moving expenses.

90.      OCCUPANCY
                    In furtherance of paragraph 15, Landlord will cure or cause to be cured any building violation which (a) are not required to be cured by Tenant, and (b) prevent Tenant from the permitted use of the demised premises.

91.      ARBITRATION
                    With respect to paragraph 33, any arbitration proceeding brought thereunder shall be an expedited or speedy proceeding.

92.      SIGNS ON THE BUILDING
                    Subject to the provisions of this lease and the applicable laws, rules and regulations affecting same, Tenant may place a sign on the exterior portion the building naming the building after the Tenant, placing Tenants name on any floor it occupies and upon the lobby directory. No other name may be placed upon the face of the building except with respect to the commercial stores on the ground floor. Tenant may make reasonable objection to the signs to be placed upon the building, if any.

93.      DECORATIONS
                     Notwithstanding the provisions of paragraph 6 of the Rules and Regulations of this lease, Tenant may perform all usual and customary cosmetic interior non-structural decorations of the demised premises intended by this lease.

94.      MAINTAINING THE 2ND AND 3RD FLOORS
                     Tenants obligation to maintain and repair the 2nd and 3rd floors of the demised premises shall not commence until Tenant takes possession thereof or is required to take possession thereof, whichever shall first occur.

95.      PARTIAL YEAR
         Any calculation based upon an annual or fiscal year shall be prorated to take into account the Tenants actual or required possession during a portion of said annual or fiscal year.

96.      USE OF FREIGHT ELEVATOR
         If permitted by law, Landlord shall make the necessary applications to permit the freight elevator to be used as a passenger elevator for the use intended in this paragraph. Any expenses associated with the application or modification of the freight elevator to permit its use as a passenger elevator shall be paid for by Tenant. If Tenant elects not to pay for same, Landlord is under no obligation to make any such changes, improvements or modifications. If the freight elevator is permitted to be used as a passenger elevator, Tenant may have use of same for such purpose from 8:30 AM to 9:30 AM and 4:30 PM to 5:30 PM weekdays, subject to the rights of all tenants' use thereof as a freight elevator.

97.      ELECTRIC RATE
         In the event of any conflict between the provisions of this paragraph and the provisions of the electric rider attached to this lease identified as ER 18, the provisions of this paragraph shall prevail.
         The Landlord has and shall agree to install submeters for each of the five floors comprising the Total Demised Premises. The Landlord shall furnish electricity to the Demised Premises on a submetered basis and Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at the rate set forth below, at which the Landlord from time to time purchases electric current from the public utility corporation servicing the Building for distribution to tenants in the Building and for use in all public areas of the Building, such costs to take account of all charges, fuel adjustments, service classifications, taxes or charges or credits of any kind imposed on or in connection with the purchase of such electric current. The "Landlord's Cost" shall be determined by dividing the total dollar sum appearing on the invoice, less all itemized taxes, (Landlord's Cost) submitted to the Landlord by the Utility, by the # of KW HRS appearing on said invoice. This amount shall be referred to as the "Cost per KWH" and is represented by the following equation:

                Landlord Cost
      -------------------------------------      =    Cost Per KWH
            No. of KW HRS Consumed

The Landlord's invoice to the tenant shall be this sum, plus 15%, times the # of KWH consumed by the tenant, as determined by the submeters measuring electricity delivered to the Tenant plus all applicable taxes based upon Tenants invoice. Where more than one meter measures the service of Tenants in the Building, the service rendered through each meter may be computed and billed separately in accordance with the provisions hereof. Bills shall be rendered at the same frequency as the Landlord receives bills from the utility and based on the usage determined by the meter, and shall be paid within 10 days of after the same are rendered. If any invoice is unpaid after thirty (30) days, Landlord may discontinue the service of electric current to the Demised Premises without releasing Tenant from any liability under this Lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. Unless non-payment arises from a dispute concerning the computation of the amount billed, in which event service will not be discontinued if Tenant places in Escrow with Tenant's attorney the amount in dispute and pays to Landlord the amount not in dispute. In no event shall bills rendered by Landlord include any charge for electricity furnished to portions of the Buildings other than the Demised Premises or equipment exclusively serving same.

 98. INSURANCE ADJUSTMENT
         The insurance required to be obtained by Tenant pursuant to paragraph 49(i) and (ii) in this lease shall be adjusted as of the times and in the manner set forth in this Article:

         (a) Definitions: For the purpose of this paragraph, the following shall apply:

                    (i) The term "Base  Year"shall mean the Indice for the month of March, 1987.

                    (ii) The term "Price Index" shall mean the  "Consumer  Price
               Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items, New York, NY -- Northeastern, NJ, for the urban wage earners and appropriately adjusted.

                    (iii) The term  "Price  Index for the Base Year"  shall mean the monthly All Item Price Indice for the month of March, 1987.

         (b) Effective as of each January subsequent to the Base Year but in no event sooner than one (1) year after the commencement date of this lease, there shall be made a cost of living adjustment of the amount of said insurance to be maintained by Tenant. The January adjustment shall be based on such percentage difference between the Price Index for the preceding month of December and the Price Index for the Base.

                    (i) In the event the Price Index for January in any calendar year during the
                  term of this lease reflects an increase over the Price Index for the Base, then the amount of said insurance as of the January following such month of December (unchanged by any adjustment under this Article) shall be multiplied by the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such insurance, effective as of such January lst.

In the event that the Price Index ceases to use 1967 - 100 average as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not be altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.


No adjustments or recomputations, retroactive or otherwise, shall be made due to any revision which may later be made in the first published figure of the Price Index for any month.

         (c) The statements of the cost of living adjustment to be furnished by Lessor as provided in subdivision (b) above shall consist of data prepared for the Lessor by the Landlord's Managing Agent (who may be the firm now or then currently employed by Lessor). Within thirty (30) days after receipt of statement, Tenant shall increase its insurance as provided above, by the amount reflected in said statement. Tenant need not increase it's insurance before receipt of said statement.

         (d) In no event shall the original amount of insurance provided to be maintained under this Lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

         (e) Any delay or failure of Lessor, January or any year in computing or billing for the insurance adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligations of Lessee to make such adjustments hereunder.


                                    AUDITS AND SURVEYS, INC.


                                     BY: /s/____________________________________


                                     TOBIAS ASSOCIATES


                                     BY: /s/____________________________________

                                   EXHIBIT "A"

                                LANDLORD'S WORK:

         The Landlord agrees to do the following:

(1) Install one (1) new first class passenger elevator, to take approximately one (1) year from the date hereof, the location of which and design specification shall be agreed upon by Landlord and Tenant. In the event said elevator is not operational within one year from the date hereof, the Tenant shall be entitled to a rent abatement in the amount of 5% of each installment of the fixed annual rent due for each month or portion thereof that the said elevator is not operational after said one year period.

(2) Re-skin the existing passenger elevator, including new walls, floor and ceiling, in a like character as the new elevator;

(3) Prepare floors on floors 2, 3 and 6 in a similar manner and fashion as previously done on floors 4 and 5, except for bathrooms;

(4)      Repair windows and reglaze where necessary;

(5) Supply at least 2000 amps of electric power to pull boxe(s) and submeter(s) floors 4, 5 and 6, including installation of new risers where necessary. Tenant to notify Landlord in writing of the exact distribution of said amps to said floors within 10 days from the date hereof. Landlord shall supply an additional 2000 amps to pull boxe(s) and sub-meter(s) to the demised premises after Tenant takes possession the the 2nd and 3rd floors. Tenant shall give Landlord written notice of how it wants said amps distributed in the demised premises by September 1, 1987.

(6) Install security intercom voice-activated buzzer system connecting main front door with a buzzer-intercom box on each floor and closed circuit television system comprising of one camera at main lobby door and one monitor of each floor of the demised premises (Tenant may have additional cameras and monitors installed at its expense);

(7) Install lock out panels on passenger elevators so as to prevent access through elevators to floors. Panels to operate from elevators and lobby.

(6) Re-furbish Lobby. With respect to re-furbishing of the lobby and elevators, Landlord shall deliver to Tenant a copy of final plans for same and Tenant may submit to Landlord its comments with respect to same. Landlord in under no obligation to follow any of Tenant's recommendations. Landlord shall spend approximately $50,000.00 doing such work.

                                   EXHIBIT "B"

                                 TENANT'S WORK:

         Tenant agrees to renovate the demised premises through the installation of Permanent Leasehold Improvements in an amount of not less than $25.00 per square foot, for a total of not less than $2,500,000.00.
         All such work shall be performed in accordance with the terms and provisions of this Lease.
         Tenant shall commence said renovations of each floor of the demised premises as soon after the taking of possession as is reasonable and practicable. Failure to commence said renovations as herein provided, or to perform same except as in accordance with this Lease or complete same within a commercially reasonable time shall be deemed a substantial breach of this Lease. Landlord to give Tenant 60 days prior written notice of any such default.
         Tenant may have this obligation fullfilled by its sub-tenants with respect to the 2nd and 3rd floors, provided said sub-tenants comply with all of the provisions relating to construction that apply to Tenant under this lease.

                 RIDER TO LEASE DATED FEBRUARY 13, 1987 BETWEEN
                      AUDITS & SURVEYS, INC. AS TENANT AND
                         TOBIAS ASSOCIATES AS LANDLORD.

         The Tenant agrees to purchase from Consolidated Electric Meter Co., Inc. hereinafter referred to as the Meter Company supplying electric current to the building, all electric current consumed, used or to be used in the demised premises, The amount to be paid by the Tenant for current consumed shall be determined by the meter or meters on the premises, or to be installed and billed according to each meter. Bills for current consumed shall be rendered by the meter company to the Tenant at such times as the Meter Company may elect. The Tenant further agrees, on demand by the Meter Company, to sign an application for electric service and to place with the Meter Company, a cash deposit sufficient to secure a two (2) month payment for the peak current consumed by the Tenant in the demised premises, as estimated by the Meter Company [Text in original illegible] Tenant agrees to pay for all electric current consumed, at a rate specified in Paragraph 97. If any increased utility bill, charge or cost. Is imposed on the building at any time from any source after the date of this lease, such increase or increases shall be charged to and paid by the Tenant to the Meter Company at a sum equal to the same percentage of increase as received by the building and said same percentage of increase shall be charged to the Tenant over and above the Tenant's [Text in original illegible] rate in effect as of the date of such increase provided such increase, if any, results in a higher yield to the Meter Company. If, the Tenant's installation overloads any riser or risers, and/or switch or switches, and/or meter or meters in the building of which the demised premises are a part, the Tenant will at the Tenant's own expense, provide, install and maintain any riser or risers, and/or any or all switch and/or switches or meter or meters that may be necessary, but no riser or risers, and/or switch or switches or meter and/or meter and/or meters will be installed without the written consent of Landlord. [All meters to be installed will be purchased form the Meter Company and all risers, switches and meters so installed shall be, become and remain the property of the building but the building may, at its option, demand of the Tenant and the Tenant shall, upon such demand remove all such meters, switches or related equipment at Tenant's own cost and expense.] Any tax or charge now in effect or hereinafter imposed upon the receipts of the Meter Company from the sale or resale of electrical energy to the Tenant by any Municipal, State or Federal agency shall be passed on the Tenant and included in the bill and paid by the Tenant to the Meter Company. In the event that permission is granted by the Meter Company for any alternating current installations, the Tenant will, at its own expense, furnish and install all equipment, risers, service wiring, switches and meters that may be necessary for such installation and will at its own cost and expense maintain and keep in good repair all such riser, risers, wiring and/or switch or switches, and/or meter or meters. The Meter Company and/or The Landlord shall not in any way be liable or responsible to the Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity, quality or character of electric service is changed, is not available or suitable for Tenant's requirements. In the event any legislature, order of the Public Service Commission, any judicial or governmental body enacts any law, ruling or regulation to effect the service classification, rate or charge under which The Tenant now purchases electric current from the Meter Company, then and in such event, Tenant will pay, newly promulgated rate or change in accordance with P.
97. In the event any legislature, order of the Public Service Commission or any judicial or governmental body, or any executive order of decree from any governmental body after the date hereof establishes, enacts, orders or decrees any wage an price controls of any kind establishing, limiting, freezing or reducing the rates charged by the public utility company supplying electric current to the building containing the demised premises, then the Meter Company, at its option may increase its charges from and after the effective date of said order or decree, by the same percentage of increase as The United States
Consumer Price index for Urban Consumers prepared by the United States Government, Department of Labor, Bureau of Labor Statistics, or successor thereto is increased over above the index in effect on the effect on the effective date of such order or decree, such increase(s) to be billed to tenant monthly or for any greater period not exceeding every six months, but in no event shall a decrease in said consumer Price index reduce The rates charged by the Meter Company below the rate in effect at the time of such order or decree.

         In the event the sale of the electric current in the building containing the demised premises is hereafter prohibited and/or regulated by any law hereinafter enacted, or by any order or ruling of The Public Service Commission of the State of New York, or by any judicial decision of any appropriate court, then the Meter Company, by reason of such prohibition, and/or regulation and/or for any other reason whatsoever, may, at its option and in its sole and absolute discretion, elect to terminate the practice of submetering in the building containing the demised premises; and upon such election, the Tenant will, upon notice from the Meter Company, apply within five (5) days thereafter to the appropriate Public Service Corporation servicing the building containing the demised premises for electric services, and comply with all the rules and regulation of such Public Service Corporation, and all costs associated with the pertaining thereto, and the Meter Company shall be relieved of any further obligation to furnish electric current to the Tenant pursuant to this rider. The Meter Company may, however, if it so elects, furnish unmetered current to the Tenant, and the Tenant shall pay to the Meter Company on the first day of the month next following such furnishing of unmetered current to be pro rated to the first of the month and monthly thereafter during the term of this lease, so long as unmetered electric current is furnished to the Tenant, a sum equal to one-twelfth of the invoices billed to the Tenant for all electric current consumed in the demised premises for the twelve month period directly preceding the month in which the furnishing of unmetered current to the Tenant is commenced by the Meter Company and/or as estimated at any time by the Meter Company as hereinabove and below provided. In the event the Meter Company supplies unmetered electric current to the Tenant, any and all applications and security already on deposit with the Meter Company for the Tenant, to secure payment for current consumed, shall be held by The Meter Company to secure payment of Tenant's monthly charge for the supply of unmetered current to the Tenant by the Meter Company plus [Text in original illegible]. If after the date the Meter Company commences supplying unmetered current to the Tenant, any additional electrically operated equipment is installed in the premises or the hours of usage of the electric installation are increased in the demised premises, then the monthly payment to the Meter Company shall be increased to equal the value of the additional electric current consumed by such newly installed electrically operated equipment and/or increased hours of usage of the electric installation, such increased value to be determined by the Tenant's base rate in effect at the time of such installation electrically operated equipment and/or increased hours of usage. [Text in original illegible] Tenant shall pay the amount of such increase or increase retroactively to the date of the installation of all newly installed electrically operated equipment and/or the increase in usage by the Tenant. If after the date the Meter

Company commences supplying unmetered electric current to the Tenant there is any increase in the utility bill charge or cost is imposed upon the building at any time from any source, such increase or increases shall be charged to and paid by the Tenant to the Meter Company at a sum equal to the same percentage of increases as received by the building and said same percentage of the increase shall be charged to the Tenant over and above the Tenant's monthly base rate then in effect as of the date of such increase, provided such increase. If any, results in a higher yield to the Meter Company. In the event any legislature, order of the Public Service Commission, or any judicial or governmental body, or any executive order or decree from any governmental body after the date hereof establishes, enact orders or decrees any wage and price controls, of any kind, establishing, limiting, freezing or reducing the rates charged by the public utility company supplying electric current to the building containing the demised premises, then the Meter Company, at its option, may increase the monthly charges for supplying unmetered current from and after the effective date of said order or decree by the same percentage of increase as The united States Consumer Price index for Urban Consumers prepared by the United States Government, Department of Labor, Bureau of Labor Statistics, or successor thereto is increased over and above the index in effect on the effective date of such order or decree; such increase(s) to be billed to tenant monthly or for any greater period not exceeding every six months, but in no event shall a decrease in Consumer Price index reduce the Monthly charges for the supply of unmetered current by the Meter Company below the charges in effect at the time of such order or decree. If for any reason the Meter Company, within it sole and absolute discretion, elects or is required to terminate the furnishing of unmetered current, as hereinabove described, or in the event permission is granted to the tenant by the Meter Company for direct service from the utility company, the Tenant will, at its own cost and expense, furnish and install all risers, service wiring, switches, meter equipment and meters and any and all other equipment or related expenses, charges or costs that may be necessary for such installation and will, at its own cost and expense, maintain and keep in good repair, all such riser or risers, wiring and/or switch or switches, metering equipment and/or meter or meters; and all such wiring and/or switches and/or meters so installed shall be, become and remain the property of the building but building may at its option, demand of the Tenant and the Tenant shall, upon such demand, remove all such meters or switches at Tenant's own cost and expense. In the event any legislature, order of the Public Service Commission or any judicial or governmental body enacts any law, ruling or regulation to effect the service classification, rate or charge under which the Tenant receives unmetered electric current from the Meter Company, then and in such event Tenant will pay to the Meter Company that rate or charge as set forth by said legislature, order of the Public Service Commission or judicial or governmental body. [Text in original illegible] Notwithstanding anything hereinabove set forth, the tenant agrees to pay to the Meter Company for metered or unmetered electric current a minimum charge of $25.00 per month. Anything to the contrary notwithstanding, if at any time the Meter Company elects to furnish unmetered current or sell electric current from any source whatsoever to the Tenant, then and in either of such events, Tenant agrees to discontinue the purchase of electric service within ten (10) days from the date of notice thereof from the Public Service Company servicing the part of the city where the building is located, or from any other source, and to sign a release, or any other necessary papers required by said utility company for the discontinues of electric services: and the tenant agrees to purchase from or pay to the Meter Company, as the case may be, the cost and installation of all meters as may be necessary in the sole discretion of the Meter Company and for all electric current consumed in the demised premises subject to all of the terms and conditions as set forth above. No current shall be furnished until [Text in original illegible] the equipment of the Tenant has been approved by the proper public authorities, the New York Board or Fire Underwriters and the New York Fire Insurance Rating Organization or similar organization having jurisdiction. The Tenant shall make no changes in wiring in the demised premises, without the written consent of the Landlord first had and obtained [Text in original illegible] will be allowed by the Landlord for exposed work.

         In any case where Tenant shall or is required to bring additional power into the demise premises, it may use the existing risers if same can be lawfully and safely used for such purpose. With respect to the installation of meters and the amount of power to be supplied to the demised premises, the provisions of exhibit "A" shall prevail. Notwithstanding anything set forth above, Landlord shall supply submetered electric current to the Tenant, unless prohebited by any law, rule or regulation.

                     FLOORS 2 THROUGH 6 - 20,000 square feet







































                                    EXHIBIT C

         1. Provide a minimum of one operable radiator (along with hardware) per every two windows so that every window is supplied with heat.

         2. All active elevators to have elevator call buttons with plate and light indicators with plate.

         3. All existing fire doors to properly latch providing a tight secure fit.

         4.     All windows will be operable and lockable.

         5.     All stickers to be removed from glass.

         6.     Provide exit light at all fire stairs as provided by Codes.

         7.     All sprinkler piping to be a minimum of 1" diameter.

         8. Provide a sprinkler tamper switch, if required by Code covering the Premises as they presently exist, as modified only by the change in diameter of the sprinkler piping described in Item 7.

         9. Landlord has installed a Mini Class E System in the Building which has not yet been approved by appropriate authorities. If that System is required to be upgraded to a full Class E System to conform to Code requirements, Overtenant insures that such installation will be accomplished and that the System will contain the minimum number of contact points required by Code for the type of system installed. If such full Class E System is required to be installed to comply with Code, and, if Undertenant requires or desires additional contact points, Overtenant agrees that Undertenant may add contact points at Undertenant's cost and expense, subject to the requirement that Undertenant complies with Code and does not overload the System. Furthermore, if Undertenant chooses to add contact points, Overtenant will reimburse Undertenant for the cost of one (1) contact point.

         Items 8 and 9 above are not subject to the two (2) month completion period set forth in paragraph 15(a) of the Sublease.





                                    EXHIBIT D

THE PHILLIPS JANSON GROUP
Architects, P.C.
11 West 42nd Street, New York, N.Y. 10036 (212) 768-0800   FAX (212) 768-1597

PROJECT      CHURCHILL LIVINGSTONE, INC.              Project No.    9040900
             650 AVENUE OF THE AMERICAS               Issue Date     08-24-90
             NEW YORK, NY                             Sq. Footage    20,000 S.F.
















                        [ P R O J E C T S C H E D U L E ]

                                    EXHIBIT E